UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 10, 2011

AVID TECHNOLOGY, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-21174 (Commission File Number)	04-2977748 (IRS Employer Identification No.)
75 Network Drive, Burlington, Massachusetts ( Address of Principal Executive Offices)	01803 (Zip Code)
Registrant's telephone number, including area code: (978) 640-6789

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)
By notice on June 10, 2011, John H. Park resigned as a member of the Board of Directors of Avid Technology, Inc. (the “Company”) and all committees of the Board of Directors upon which he served, effective June 13, 2011.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)
The Company held its annual meeting of stockholders (the “Annual Meeting”) on Friday, June 10, 2011.  Set forth below are the final voting results on each matter submitted to a vote of stockholders at the Annual Meeting.  Each proposal is described in more detail in the Company’s Proxy Statement for the Annual Meeting dated April 21, 2011 (the “Proxy Statement”).

(b)	The results of the Annual Meeting were as follows:

Proposal 1 – Election of Directors

Elizabeth M. Daley, Youngme E. Moon and David B. Mullen were re-elected as Class III Directors for terms expiring at the Company’s 2014 annual meeting of stockholders.  The vote with respect to each nominee is set forth below:

	Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
Dr. Daley	31,823,355	856,723	4,496	3,938,856
Dr. Moon	31,803,567	876,311	4,696	3,938,856
Mr. Mullen	31,822,107	857,954	4,513	3,938,856

Proposal 2 – Ratification of the Selection of our Independent Registered Public Accounting Firm

The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2011 by a vote of 36,560,343 shares for and 53,909 shares against, with 9,178 shares abstaining and no broker non-votes.

Proposal 3 – Advisory Vote on Executive Compensation

The stockholders approved the advisory vote on the compensation of the Company’s named executive officers, as defined in the Proxy Statement, by a vote of 25,717,752 shares for and 6,959,343 shares against, with 7,479 shares abstaining and 3,938,856 broker non-votes.

Proposal 4 – Advisory Vote on the Frequency of Future Executive Compensation Advisory Votes

The stockholders recommended, on an advisory basis, the holding of an advisory vote on the compensation of the Company’s named executive officers each year by a vote of 24,214,562 shares for one year, 14,225 shares for two years and 8,440,295 shares for three years, with 15,492 shares abstaining and 3,938,856 broker non-votes.

(d)
As indicated above, a majority of the votes cast by stockholders were voted to hold an advisory vote to approve the compensation of the Company’s named executive officers each year.  After taking into consideration the foregoing, the Board of Directors of the Company intends to hold future advisory votes on the compensation of the Company’s named executive officers each year.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVID TECHNOLOGY, INC.
(Registrant)
Date: June 14, 2011	By:	/s/ Paige Parisi
Paige Parisi Vice President, General Counsel and Corporate Secretary